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                                                                    EXHIBIT 4.1

                          [LOGO OF MCS APPEARS HERE]


Number                                                  Shares
COMMON STOCK                                            COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 605047 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT
AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                        MISSION CRITICAL SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



CHIEF FINANCIAL OFFICER     [SEAL OF MCS            PRESIDENT AND
AND SECRETARY                APPEARS HERE]          CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE
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                        MISSION CRITICAL SOFTWARE, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT.........................Custodian ............................
                         (Cust)                                 (Minor)
                         under Uniform Gifts to Minors Act

 ................................................................................
                               (State)
UNIF TRF MIN ACT..........................Custodian (until age ......)..........
                            (Cust)
 ............................ under Uniform Transfers
           (Minor)
to Minors Act
 ..............................................
            (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,
            hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------


----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       ---------------------------

                                        X
                                         ------------------------------------
                                        X
                                         ------------------------------------
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   -----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.